UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2025

EXCHANGERIGHT INCOME FUND

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-56543	36-7729360
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1055 E. Colorado Blvd Suite 310
Pasadena, California		91106
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 855 317-4448

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

February 2025 Dividends

On February 28, 2025, ExchangeRight Income Fund, doing business as ExchangeRight Essential Income REIT (the “Company”), declared dividends in the amount of $0.1449 per share for each class of its outstanding common shares of beneficial interest (“Common Shares”). The dividends for each class of Common Shares were payable to shareholders of record immediately following the close of business on February 28, 2025 and were paid in cash or reinvested in the Company’s Common Shares through the Company’s Dividend Reinvestment and Direct Share Purchase Plan (“DRIP”) on or around March 15, 2025.

Status of Private Offering

The Company is currently conducting a private placement offering on a continuous basis of up to $2.165 billion of Common Shares (the “Private Offering”). Pursuant to the Private Offering, the Company is offering its Class I, Class A, Class ER, and Class S Common Shares. As of February 28, 2025, the Company has issued an aggregate of 17,834,003 Common Shares in the Private Offering for total consideration of $486.3 million. Of these issued Common Shares, 5,730,604 Class I Common Shares, 10,123,525 Class A Common Shares, and 469,648 Class ER Common Shares remained outstanding as of February 28, 2025. The following table lists the Common Shares issued and total consideration received to date in the Private Offering for each class of Common Shares as of February 28, 2025:

	Common Shares	Total
Share Class	Issued	Consideration
Class I	6,691,679	$175,792,000
Class A	10,672,676	296,915,000
Class ER	469,648	13,584,000
Class S	-	-
Total for Private Offering	17,834,003	$486,291,000

Dividend Reinvestment and Direct Share Purchase Plan

For the February 28, 2025 declared dividends described above, holders of Common Shares and holders of Class I and Class A OP Units of the Operating Partnership have elected 11.2% of the aggregate declared dividends on Common Shares and distributions on Class I and Class A OP Units to be reinvested back into the Company’s Common Shares based on elections by the individual shareholders and unitholders pursuant to the DRIP. These distributions were reinvested in the Company’s Common Shares on March 15, 2025.

The following table lists the Common Shares issued and total dividends reinvested under the DRIP from inception of the DRIP through February 28, 2025 for each class of Common Shares:

	Common Shares		Total
Share Class	Issued		Reinvestment
Class I	104,792	(a)	$2,820,000	(a)
Class A	109,797		2,953,000
Class S	-		-
Total	214,589		$5,773,000

(a)
Includes the issuance of 28,121 Class I Common Shares totaling $757,000 in connection with OP Unitholder and Class ER Common Share distributions being reinvested back into the Company’s Class I Common Shares based on those investors’ election.

The DRIP generally permits shareholders of the Company to elect to have some or all of their cash dividends in respect of the shareholder’s Common Shares to be automatically reinvested in additional Common Shares. Any cash dividends attributable to the class of Common Shares owned by participants in the DRIP will be reinvested in Common Shares on behalf of the participant on the business day such dividends would have been paid to such investor. In addition, holders of the Class I and Class A 721 OP Units and Class ER Common Shares may elect to reinvest their cash distributions into our Class I Common Shares.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K other than historical facts may be considered “forward-looking statements,” and, as such, may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. For these statements, the Company claims the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may”, “will”, “should”, “estimates”, “projects”, “anticipates”, “believes”, “expects”, “intends”, “future” and words of similar import, or the negative thereof. Forward-looking statements in this report include information about possible or assumed future events, including, among other things, discussion and analysis of our future financial condition, results of operations, our strategic plans and objectives, and other matters. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report.

Any such forward-looking statements are subject to unknown risks, uncertainties and other factors, which in some cases are beyond the Company’s control and are based on a number of assumptions involving judgments with respect to, among other things, future economic, competitive and market conditions, all of which are difficult or impossible to predict accurately. To the extent that our assumptions differ from actual results, our ability to meet such forward-looking statements, including our ability to generate positive cash flow from operations, provide distributions to shareholders and maintain the value of our real estate properties, may be significantly hindered.

Factors that could cause actual results, performance or achievements to differ materially from current expectations include, but are not limited to: risks inherent in the real estate business, including tenant defaults, illiquidity of real estate investments, potential liability relating to environmental matters and potential damages from natural disasters; general business and economic conditions; the accuracy of our assessment that certain businesses are e-commerce resistant and recession-resilient; the accuracy of the tools we use to determine the creditworthiness of our tenants; concentration of our business within certain tenant categories; ability to renew leases, lease vacant space or re-lease space as existing leases expire; our ability to successfully execute our acquisition strategies; the degree and nature of our competition; inflation and interest rate fluctuations; failure, weakness, interruption or breach in security of our information systems; our failure to generate sufficient cash flows to service our outstanding indebtedness; continued volatility and uncertainty in the credit markets and broader financial markets; our ability to maintain our qualification as a real estate investment trust (“REIT”) for federal income tax purposes; our limited operating history as a REIT, which may adversely affect our ability to make distributions to our shareholders; changes in, or the failure or inability to comply with, applicable laws or regulations; and future sales or issuances of our Common Shares or other securities convertible into our Common Shares, or the perception thereof, could cause the value of our Common Shares to decline and could result in dilution.

Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s Internet website (www.sec.gov). All subsequent written and oral forward-looking statements concerning the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104*	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

* The above exhibits are being furnished with this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCHANGERIGHT INCOME FUND By: ExchangeRight Income Fund Trustee, LLC, its trustee By: ExchangeRight Real Estate, LLC, its manager

Date:	March 20, 2025	By:	/s/ David Fisher
David Fisher Executive Managing Principal